UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2022

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-35377	20-1647837
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400 Houston, TX 77002
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06.	Material Impairments

On September 9, 2022, Crestwood Marcellus Midstream LLC, a wholly owned subsidiary of Crestwood Midstream Partners LP (“CMLP”), entered into a definitive agreement to divest its legacy, non-core Marcellus Shale assets to Antero Midstream LLC for $205 million of cash, subject to certain adjustments (the “Marcellus Divestiture”). The Marcellus Divestiture contemplates CMLP’s sale of its Marcellus natural gas gathering and compression assets. CMLP anticipates that the proceeds from the sale will be less than its historical book value in the assets, and on September 9, 2022, CMLP concluded that the sale will result in a loss on long-lived assets of approximately $250 million to $260 million. CMLP does not expect this loss to result in any cash expenditures.

Item 7.01	Regulation FD Disclosure

Also, on September 12, 2022, Crestwood Equity Partners LP (the “Partnership”) issued a press release announcing the Marcellus Divestiture. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP LLC, its General Partner,

Date: September 12, 2022	By:	/s/ Steven M. Dougherty
Steven M. Dougherty
Executive Vice President and Chief Accounting Officer

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